Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of KalVista Pharmaceuticals Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended October 31, 2024 (the “Report”), I, Benjamin L. Palleiko, as Chief Executive Officer and Principal Executive Officer of the Company, and Brian Piekos, as Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: December 5, 2024	/s/ Benjamin L. Palleiko
Benjamin L. Palleiko
Chief Executive Officer
(Principal Executive Officer)

Date: December 5, 2024	/s/ Brian Piekos
Brian Piekos
Chief Financial Officer
(Principal Financial and Accounting Officer)